Intangible assets	12 Months Ended
Jun. 30, 2022
Intangible assets.
Intangible assets
16	Intangible assets

			Other intangible
	Goodwill	Registrations	assets	Total
	£’000	£’000	£’000	£’000
At 1 July 2020
Cost	421,453	831,275	14,797	1,267,525
Accumulated amortization	—	(484,403)	(7,952)	(492,355)
Net book amount	421,453	346,872	6,845	775,170
Year ended 30 June 2021
Opening net book amount	421,453	346,872	6,845	775,170
Additions	—	115,725	2,300	118,025
Disposals	—	(14,330)	—	(14,330)
Amortization charge	—	(120,280)	(4,118)	(124,398)
Closing book amount	421,453	327,987	5,027	754,467
At 30 June 2021
Cost	421,453	861,210	16,644	1,299,307
Accumulated amortization	—	(533,223)	(11,617)	(544,840)
Net book amount	421,453	327,987	5,027	754,467
Year ended 30 June 2022
Opening net book amount	421,453	327,987	5,027	754,467
Additions	—	151,564	3,100	154,664
Disposals	—	(14,391)	—	(14,391)
Amortization charge	—	(148,949)	(2,513)	(151,462)
Closing book amount	421,453	316,211	5,614	743,278
At 30 June 2022
Cost	421,453	779,197	18,817	1,219,467
Accumulated amortization	—	(462,986)	(13,203)	(476,189)
Net book amount	421,453	316,211	5,614	743,278

(i)	Cost of and amortization methods and useful lives

Goodwill arose largely in relation to the Group’s acquisition of Manchester United Limited in 2005 and represents the excess of the cost of the acquisition over the fair value of the Group’s share of the net identifiable assets of the acquired subsidiary at the date of acquisition. Goodwill is not amortized but it is tested annually for impairment or more frequently if events or changes in circumstances indicate it might be impaired. Goodwill is carried at cost less accumulated impairment losses.

When goodwill is tested for impairment, the recoverable amount of the cash-generating unit is determined based on a value-in-use calculation. This calculation requires the use of estimates, both in arriving at the expected future cash flows and the application of a suitable discount rate in order to calculate the present value of these flows. These calculations have been carried out in accordance with the assumptions set out below.

The value-in-use calculations have used pre-tax cash flow projections based on the financial budgets approved by management covering a five-year period. The budgets are based on past experience in respect of revenues, variable and fixed costs, registrations and other capital expenditure and working capital assumptions. For each accounting period, cash flows beyond the five-year period are extrapolated using a terminal growth rate of 2.0% (2021: 1.0%), which does not exceed the long term average growth rate for the UK economy in which the cash generating unit operates.

Management considers there to be one material cash generating unit for the purposes of the annual impairment review, being the operation of professional football clubs.

The other key assumptions used in the value in use calculations for each period are the pre-tax discount rate, which has been determined at 8.4% (2021: 7.9%) for each period, certain assumptions around progression in domestic and UEFA club competitions, and registrations capital expenditure.

16Intangible assets (continued)

(i)Cost of and amortization methods and useful lives (continued)

Management determined budgeted revenue growth based on historical performance and its expectations of market development. The discount rates are pre-tax and reflect the specific risks relating to the business.

The following sensitivity analysis was performed:

●	increase the discount rate by 1% (post-tax); and
●	more prudent assumptions around qualification for European competitions.

In each of these scenarios the estimated recoverable amount substantially exceeds the carrying value for the cash generating unit and accordingly no impairment was identified.

Having assessed the future anticipated cash flows, management believes that any reasonably possible changes in key assumptions would not result in an impairment of goodwill.

The costs associated with the acquisition of players’ and key football management staff registrations are capitalized at the fair value of the consideration payable. Costs include transfer fees, Premier League levy fees, agents’ fees incurred by the club and other directly attributable costs. Costs also include the fair value of any contingent consideration, which is primarily payable to the player’s former club (with associated levy fees payable to the Premier League), once payment becomes probable. Subsequent reassessments of the amount of contingent consideration payable are also included in the cost of the player’s and key football management staff registration.

Registrations costs are fully amortized using the straight-line method over the period covered by the player’s and key football management staff contract. Where a contract is extended, any costs associated with securing the extension are added to the unamortized balance (at the date of the amendment) and the revised book value is amortized over the remaining revised contract life.

The Group will perform an impairment review on intangible assets, including player and key football management staff registrations, if adverse events indicate that the amortized carrying value of the asset may not be recoverable. While no individual can be separated from the single cash generating unit (“CGU”), being the operations of the Group as a whole, there may be certain circumstances where an individual is taken out of the CGU, when it becomes clear that they will not participate with the club’s first team again, for example, a player sustaining a career threatening injury or is permanently removed from the first team squad for another reason. If such circumstances were to arise, the carrying value of the individual would be assessed against the Group’s best estimate of the individual’s fair value less any costs to sell.

Other intangible assets comprise website, mobile applications, software and trademark registration costs and are initially measured at cost and are subsequently carried at cost less accumulated amortization and any provision for impairment. Amortization is calculated using the straight-line method to write-down assets to their residual value over the estimated useful lives as follows:

Website, mobile applications and software	3 years
Trademark registrations	10 years

See Note 2.14 for the other accounting policies relevant to intangible assets and Note 2.10 for the Group’s policy regarding impairments.

16Intangible assets (continued)

(i)Cost of and amortization methods and useful lives (continued)

Significant estimates — fair value of registrations

The costs associated with the acquisition of players’ and key football management staff registrations include an estimate of the fair value of any contingent consideration. The estimate of the fair value of the contingent consideration payable requires management to assess the likelihood of specific performance conditions being met which would trigger the payment of the contingent consideration. This assessment is carried out on an individual basis. The maximum additional amount that could be payable as of 30 June 2022 is disclosed in Note 31.1. The estimate over the probability of contingent consideration payable could impact the net book value of registrations and amortization recognized in the statement of profit or loss.

The unamortized balance of existing registrations as of 30 June 2022 was £316.2 million (2021: £328.0 million), of which £130.6 million (2021: £114.9 million) is expected to be amortized in the year ending 30 June 2023 (2021: year ending 30 June 2022). The remaining balance is expected to be amortized over the three years to 30 June 2026 (2021: four years to 30 June 2026). This does not take into account player additions following the end of the reporting period, which would have the effect of increasing the amortization expense in future periods, nor does it consider disposals subsequent to the end of the reporting period, which would have the effect of decreasing future amortization charges. Furthermore, any contract renegotiations would also impact future charges.

(ii)	Capital commitments

See Note 32.1 for disclosure of capital commitments relating to other intangible assets.

(iii)	Internally generated other intangible assets

Other intangible assets include internally generated assets whose cost and accumulated amortization as of 30 June 2022 was £2,103,000 and £2,091,000 respectively (2021: £2,103,000 and £1,976,000 respectively).